UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 9, 2013

LSI CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-10317	94-2712976
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1320 Ridder Park Drive
San Jose, California 95131
(Address of principal executive offices, including zip code)

(408) 433-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At our annual meeting of stockholders on May 9, 2013, our stockholders approved our amended 2003 Equity Incentive Plan.  Under that plan, we can award stock options, stock appreciation rights, restricted stock and restricted stock units to employees and directors of the company.  The principal changes to the plan were:

•
Making a total of 20 million shares available for new awards under the plan after the amended plan was approved by stockholders.  Of that amount, 15 million shares were available for grants of restricted stock and restricted stock units.

•	Extending the period during which incentive stock options can be granted to February 5, 2023.
•	Limiting the value of awards that can be granted in any fiscal year to a non-employee director.

Item 5.07	Submission of Matters to a Vote of Security Holders.

We held our annual meeting of stockholders on May 9, 2013.  At the meeting, our stockholders:

•	Elected nine directors to serve for the ensuing year and until their successors are elected.
•	Ratified the Audit Committee’s selection of our independent auditors for 2013.
•	Approved, in an advisory vote, our executive compensation.
•	Approved our amended 2003 Equity Incentive Plan.
•	Approved our amended Employee Stock Purchase Plan.

The results of the voting for directors were as follows:

	For	Against	Abstain	Broker Non-Votes

Charles A. Haggerty	357,483,904	2,260,378	1,688,524	85,669,877
Richard S. Hill	357,222,546	2,827,521	1,382,739	85,669,877
John H.F. Miner	358,327,360	1,926,881	1,178,565	85,669,877
Arun Netravali	358,003,435	2,207,948	1,221,423	85,669,877
Charles C. Pope	357,962,151	1,744,118	1,726,537	85,669,877
Gregorio Reyes	354,264,908	3,177,182	3,990,716	85,669,877
Michael G. Strachan	357,899,731	1,800,513	1,732,562	85,669,877
Abhijit Y. Talwalkar	358,734,580	2,067,854	630,372	85,669,877
Susan M. Whitney	358,396,850	1,858,048	1,177,908	85,669,877

The vote on the ratification of the Audit Committee's selection of PricewaterhouseCoopers LLP as our independent auditors for 2013 was:

For	Against	Abstain

433,277,006	12,648,444	1,177,233

The vote on the advisory proposal to approve our executive compensation was:

For	Against	Abstain	Broker Non-Votes

348,120,254	11,710,532	1,602,020	85,669,877

The vote on the approval of our amended 2003 Equity Incentive Plan was:

For	Against	Abstain	Broker Non-Votes

279,608,110	80,939,102	885,594	85,669,877

The vote on the approval of our amended Employee Stock Purchase Plan was:

For	Against	Abstain	Broker Non-Votes

350,816,530	9,817,655	798,621	85,669,877

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description
10.1	LSI Corporation 2003 Equity Incentive Plan
10.2	2003 Equity Incentive Plan Form of Notice of Grant of Stock Option for Employees
10.3	2003 Equity Incentive Plan Form of Nonqualified Stock Option Agreement for Employees
10.4	2003 Equity Incentive Plan Form of Notice of Grant of Stock Option for Non-Employee Directors
10.5	2003 Equity Incentive Plan Form of Nonqualified Stock Option Agreement for Non-Employee Directors
10.6	2003 Equity Incentive Plan Form of Notice of Grant of Restricted Stock Units for Employees
10.7	2003 Equity Incentive Plan Form of Restricted Stock Unit Agreement for Employees
10.8	2003 Equity Incentive Plan Form of Notice of Grant of Restricted Stock Units for Non-Employee Directors
10.9	2003 Equity Incentive Plan Form of Restricted Stock Unit Agreement for Non-Employee Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSI CORPORATION

By:	/s/ Bryon Look
Bryon Look Executive Vice President, Chief Financial Officer and Chief Administrative Officer

Date: May ____, 2013